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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2007

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEW JERSEY                    01-33088              22-2956711
  ----------------------------         ------------         ------------------
 (State Or Other Jurisdiction          (Commission            (IRS Employer
        Of Incorporation)              File Number)         Identification No.)


                    224-S PEGASUS AVENUE, NORTHVALE, NJ 07647
                    -----------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 784-8168
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.


PRIVATE PLACEMENT

On October 18, 2007, Ivivi Technologies, Inc. (the "Company") completed the transactions contemplated by the Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of October 15, 2007, between the Company and the purchaser named therein (the "Purchaser"). Under the terms of the Securities Purchase Agreement, the Company sold 1,000,000 shares of its common stock, no par value (the "Shares"), at a price of $5.00 per share for gross proceeds of $5,000,000. On October 19, 2007, the Company issued a press release announcing the completion of the offering. The full text of the press release is attached hereto as Exhibit 99.1.

The Purchaser represented that it was an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the sale of the Shares was made in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act.

In connection with the Securities Purchase Agreement, the Company and the Purchaser entered into a Registration Rights Agreement, dated as of October 15, 2007, under which the Company agreed to file a registration statement to register the resale of the Shares within 60 days of the date of closing and to use commercially reasonable efforts to cause the registration statement to be declared effective within 120 days of closing (or 150 days upon receipt of comments from the SEC). In the event the Company fails to meet the filing and effectiveness deadlines, it will be subject to customary penalties.

The Company intends to use the net proceeds from the offering for working capital and for general corporate purposes.

The Company did not use any form of advertising or general solicitation in connection with the sale of the Shares. The Shares will be non-transferable in the absence of an effective registration statement under the Securities Act, or an available exemption therefrom, and all certificates will be imprinted with a restrictive legend to that effect.

The description of the private placement described in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement filed as Exhibit 10.1 and the form of Registration Rights Agreement filed as Exhibit 10.2 to the Company's Current Report on Form 8-K (collectively, the "Transaction Documents") filed with the Securities and Exchange Commission on October 16, 2007, all of which are incorporated herein by reference. The forms of the Transaction Documents have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company. The Transaction Documents contain certain representations, warranties and indemnifications resulting from any breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they were made only as of the respective dates of the Transaction Documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of the Transaction Documents, and such subsequent information may not be fully reflected in the Company's public disclosures.

CONSULTANT WARRANT

On October 1, 2007, the Company's Board of Directors approved the grant of a warrant (the "Warrant") to purchase up to 100,000 shares of Common Stock at $3.50 per share to a consultant in exchange for services provided to the Company. The Warrant expires on October 1, 2012.

The grant of the Warrant was considered to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act, or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Warrant is restricted and may not be resold unless it is subsequently registered under the Securities Act or resold pursuant to an applicable exemption therefrom.

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FORWARD LOOKING STATEMENTS

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007 filed with the Securities and Exchange Commission.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Ex. 10.1 Securities Purchase Agreement dated as of October 15, 2007 between the Company and the investor named therein. (Previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2007).


Ex. 10.2 Registration Rights Agreement dated as of October 15, 2007 between the Company and the investor named therein (Previously filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2007).

Ex. 99.1 Press Release dated October 19, 2007.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IVIVI TECHNOLOGIES, INC.


                                           By: /s/ Andre' Dimino
                                              ----------------------------
                                              Name:  Andre' DiMino
                                              Title: Co-Chief Executive Officer


Date:    October 19, 2007